UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2005


                          GABELLI ASSET MANAGEMENT INC.
             (Exact name of registrant as specified in its charter)

             New York                       1-14761               13-4007862
         (State or other           (Commission File Number)     (IRS Employer
  jurisdiction of incorporation)                             Identification No.)

    One Corporate Center, Rye, NY                                    10580
 (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On January 18, 2005, Gabelli Asset Management Inc. (the "Company") announced preliminary estimates for the quarter ended December 31, 2004 in excess of $0.60 per fully diluted share versus $0.54 per fully diluted share in the comparable 2003 quarter, substantially exceeding street estimates of $0.48 to $0.53 per fully diluted share and for the full year ended December 31, 2004 in excess of $2.00 per fully diluted share. A copy of the Company's press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished under this Item 2.02 in accordance with the provisions of Regulation FD (17 CFR ss.ss. 243.100 et seq .).

SIGNATURE
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gabelli Asset Management Inc.

                                               By:  /s/ Michael R. Anastasio Jr.
                                                    ----------------------------
                                                    Michael R. Anastasio Jr.
                                                    Chief Financial Officer


Date:    January 28, 2005